Exhibit 99.1
                                 ------------
                Computational Materials and/or ABS Term Sheets

                                                                  Exhibit 99.1


[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------



                                          Las Vegas (Aggregate)
                                             ARM $17,624,791
                                             Detailed Report

Summary of Loans in Statistical Calculation Pool                                          Range
(As of Calculation Date)                                                                  -----

Total Number of Loans                                                    66
Total Outstanding Balance                                       $17,624,791
Average Loan Balance                                               $267,042        $115,920 to $542,500
WA Mortgage Rate                                                     6.720%          5.200% to 8.875%
Net WAC                                                              5.725%          4.201% to 8.366%
ARM Characteristics
      WA Gross Margin                                                6.626%          5.200% to 8.850%
      WA Months to First Roll                                            28              19 to 36
      WA First Periodic Cap                                          1.817%          1.000% to 3.000%
      WA Subsequent Periodic Cap                                     1.397%          1.000% to 1.500%
      WA Lifetime Cap                                               13.484%         11.650% to 15.875%
      WA Lifetime Floor                                              6.717%          5.200% to 8.875%
WA Original Term (months)                                               360             360 to 360
WA Remaining Term (months)                                              358             355 to 360
WA LTV                                                               85.26%          58.25% to 100.00%
  Percentage of Pool with CLTV > 100%                                 0.00%
  WA Effective LTV (Post MI)                                         73.07%
  Second Liens w/100% CLTV                                            0.00%
WA FICO                                                                 680

Secured by (% of pool)               1st Liens                      100.00%
                                     2nd Liens                        0.00%
Prepayment Penalty at Loan Orig (% of all loans)                     85.66%




--------------------------------------------------------------------------------------------------------------------
Top 5 States:      Top 5 Prop:       Doc Types:      Purpose Codes      Occ Codes        Grades         Orig PP Term
-------------      -----------       ----------      -------------      ---------        ------         ------------
NV     100.00    PUD      52.36%   FULL      64.45%  PUR    67.62%     OO    92.54%     A   100.00      0     14.34%
                 SFR      35.94%   STATED    35.55%  RCO    32.38%     INV    4.29%                     12    11.63%
                 CND       7.58%                                       2H     3.17%                     24    41.54%
                 CNDP      2.55%                                                                        36    32.49%
                 4 FAM     1.57%



--------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------



                                                        Las Vegas (Aggregate)
                                                           ARM $17,624,791
                                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Program
-----------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                       BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M                        $985,200       4   5.59      $246,300    6.404  358.19   663     93.3
2/28 LIB6M - IO - 24            $7,139,788      27  40.51      $264,437    6.694  358.36   679     83.5
2/28 LIB6M - IO - 60            $1,013,600       4   5.75      $253,400    6.361  358.55   687     80.0
3/27 LIB6M                        $297,826       1   1.69      $297,826    6.250  358.00   646     81.8
3/27 LIB6M - IO - 36            $6,692,457      24  37.97      $278,852    6.910  358.71   683     87.7
3/27 LIB6M - IO - 60            $1,495,920       6   8.49      $249,320    6.542  358.16   682     81.5
-----------------------------------------------------------------------------------------------------------------------------------
                               $17,624,791      66 100.00      $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                       BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                        $17,624,791      66 100.00      $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------
                               $17,624,791      66 100.00      $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                       BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
$100,000.01 - $150,000.00         $392,410       3   2.23      $130,803    7.161  358.65   647     86.8
$150,000.01 - $200,000.00       $2,053,118      12  11.65      $171,093    6.624  358.32   682     79.7
$200,000.01 - $250,000.00       $4,824,430      21  27.37      $229,735    6.607  358.24   675     81.9
$250,000.01 - $300,000.00       $3,623,000      13  20.56      $278,692    6.705  358.13   677     86.7
$300,000.01 - $350,000.00       $2,586,764       8  14.68      $323,345    7.041  358.61   675     90.2
$350,000.01 - $400,000.00       $1,164,470       3   6.61      $388,157    5.971  359.00   678     80.0
$400,000.01 - $450,000.00         $449,100       1   2.55      $449,100    7.750  359.00   666     90.0
$450,000.01 - $500,000.00       $1,459,000       3   8.28      $486,333    6.973  359.00   715     90.2
$500,000.01 - $550,000.00       $1,072,500       2   6.09      $536,250    6.570  359.00   694     90.3
-----------------------------------------------------------------------------------------------------------------------------------
                               $17,624,791      66 100.00      $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                State
-----------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                       BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                         $17,624,791      66 100.00      $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------
                               $17,624,791      66 100.00      $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------



                                                        Las Vegas (Aggregate)
                                                           ARM $17,624,791
                                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                       BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                     $166,000       1     0.94    $166,000    5.770  358.00   662     58.2
60.01 - 65.00                     $281,000       1     1.59    $281,000    5.500  359.00   695     62.4
65.01 - 70.00                     $169,500       1     0.96    $169,500    6.750  359.00   662     67.8
70.01 - 75.00                     $442,000       2     2.51    $221,000    6.085  358.00   670     73.5
75.01 - 80.00                   $7,915,070      32    44.91    $247,346    6.480  358.33   681     80.0
80.01 - 85.00                   $1,492,826       5     8.47    $298,565    6.700  358.50   658     82.3
85.01 - 90.00                   $3,537,691      13    20.07    $272,130    7.274  358.55   681     89.9
90.01 - 95.00                     $949,990       3     5.39    $316,663    7.443  358.64   695     95.0
95.01 - 100.00                  $2,670,714       8    15.15    $333,839    6.743  358.71   686    100.0
-----------------------------------------------------------------------------------------------------------------------------------
                               $17,624,791      66   100.00    $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                       BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                     $679,950       2     3.86    $339,975    5.324  359.00   691     72.7
5.501 - 6.000                   $2,820,386      11    16.00    $256,399    5.846  358.20   684     82.7
6.001 - 6.500                   $5,366,782      19    30.45    $282,462    6.288  358.43   680     85.1
6.501 - 7.000                   $4,073,016      17    23.11    $239,589    6.779  358.41   678     86.1
7.001 - 7.500                   $1,508,590       6     8.56    $251,432    7.312  358.33   683     83.7
7.501 - 8.000                   $1,623,180       6     9.21    $270,530    7.692  358.60   665     88.7
8.001 - 8.500                     $537,500       2     3.05    $268,750    8.336  359.45   708     92.7
8.501 - 9.000                   $1,015,387       3     5.76    $338,462    8.840  358.81   671     91.3
-----------------------------------------------------------------------------------------------------------------------------------
                               $17,624,791      66   100.00    $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                       BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUD                             $9,228,770      31    52.36    $297,702    6.792  358.50   678     85.4
SFR                             $6,334,194      25    35.94    $253,368    6.496  358.50   688     84.4
CND                             $1,336,728       8     7.58    $167,091    6.876  358.03   669     87.7
CNDP                              $449,100       1     2.55    $449,100    7.750  359.00   666     90.0
4 FAM                             $276,000       1     1.57    $276,000    7.050  358.00   654     80.0
-----------------------------------------------------------------------------------------------------------------------------------
                               $17,624,791      66   100.00    $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                       BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                            $11,918,517      45    67.62    $264,856    6.696  358.42   681     86.9




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------



                                                        Las Vegas (Aggregate)
                                                           ARM $17,624,791
                                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                       BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
RCO                             $5,706,274      21    32.38    $271,727    6.770  358.57   679     81.9
-----------------------------------------------------------------------------------------------------------------------------------
                               $17,624,791      66   100.00    $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                       BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                             $16,309,813      61    92.54    $267,374    6.691  358.46   677     85.1
INV                               $755,478       3     4.29    $251,826    7.053  358.39   695     88.7
2H                                $559,500       2     3.17    $279,750    7.114  359.00   740     85.7
-----------------------------------------------------------------------------------------------------------------------------------
                               $17,624,791      66   100.00    $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                       BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360                      $17,624,791      66   100.00    $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------
                               $17,624,791      66   100.00    $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                       BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                           $11,359,355      43    64.45    $264,171    6.465  358.45   679     86.6
STATED INCOME                   $6,265,436      23    35.55    $272,410    7.183  358.51   682     82.9
-----------------------------------------------------------------------------------------------------------------------------------
                               $17,624,791      66   100.00    $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                       BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
761 - 780                         $319,500       1     1.81    $319,500    7.500  359.00   778     90.0
741 - 760                         $458,500       2     2.60    $229,250    7.592  359.00   750     89.6
721 - 740                       $1,801,500       4    10.22    $450,375    6.222  358.84   726     94.8
701 - 720                         $892,460       4     5.06    $223,115    6.081  358.00   715     80.0
681 - 700                       $3,751,247      13    21.28    $288,557    6.641  358.24   690     82.5
661 - 680                       $4,932,218      20    27.98    $246,611    6.731  358.62   668     82.5
641 - 660                       $5,469,366      22    31.03    $248,608    6.914  358.38   651     86.7
-----------------------------------------------------------------------------------------------------------------------------------
                               $17,624,791      66   100.00    $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------



                                                        Las Vegas (Aggregate)
                                                           ARM $17,624,791
                                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                       BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                              $17,624,791      66 100.00      $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------
                               $17,624,791      66 100.00      $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                       BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                               $2,527,587       8  14.34      $315,948    8.206  358.82   670     88.2
12                              $2,049,750       6  11.63      $341,625    6.962  358.63   690     83.4
24                              $7,321,448      31  41.54      $236,176    6.403  358.24   678     84.3
36                              $5,726,006      21  32.49      $272,667    6.383  358.56   683     85.9
-----------------------------------------------------------------------------------------------------------------------------------
                               $17,624,791      66 100.00      $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Range of Months to Roll                   (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                 WA         CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION      MTR        BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
19 - 24          22       $9,138,588      35  51.85      $261,103    6.626  358.36   678     84.2
32 - 37          35       $8,486,203      31  48.15      $273,748    6.822  358.59   682     86.4
-----------------------------------------------------------------------------------------------------------------------------------
                         $17,624,791      66 100.00      $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                            Range of Margin                       (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                 BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 6.000             $4,315,436      16  24.49      $269,715    5.871  358.42   682     80.1
6.001 - 7.000             $9,136,708      35  51.84      $261,049    6.621  358.41   679     86.3
7.001 - 8.000             $3,054,760      12  17.33      $254,563    7.504  358.54   675     86.1
8.001 - 9.000             $1,117,887       3   6.34      $372,629    8.665  359.00   693     94.3
-----------------------------------------------------------------------------------------------------------------------------------
6.626                    $17,624,791      66 100.00      $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Maximum Rates                   (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                 BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000             $868,900       4   4.93      $217,225    5.831  358.00   680     78.4
12.001 - 12.500           $2,412,647       9  13.69      $268,072    6.016  358.37   675     79.4
12.501 - 13.000           $2,916,031      11  16.55      $265,094    6.137  358.01   685     85.5
13.001 - 13.500           $4,183,335      14  23.74      $298,810    6.437  358.51   683     86.3



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------



                                                        Las Vegas (Aggregate)
                                                           ARM $17,624,791
                                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                     (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                 BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000           $3,108,471      13  17.64      $239,113    6.800   358.71   677    85.7
14.001 - 14.500             $959,340       4   5.44      $239,835    7.252   358.45   694    83.3
14.501 - 15.000           $1,623,180       6   9.21      $270,530    7.692   358.60   665    88.7
15.001 - 15.500             $537,500       2   3.05      $268,750    8.336   359.45   708    92.7
15.501 - 16.000           $1,015,387       3   5.76      $338,462    8.840   358.81   671    91.3
-----------------------------------------------------------------------------------------------------------------------------------
13.484                   $17,624,791      66 100.00      $267,042    6.720   358.47   680    85.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Rate Cap                   (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                 BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                       $245,250       1   1.39      $245,250    7.375   357.00   654    90.0
1.500                    $13,577,399      49  77.04      $277,090    6.819   358.58   682    86.0
3.000                     $3,802,142      16  21.57      $237,634    6.323   358.17   674    82.4
-----------------------------------------------------------------------------------------------------------------------------------
                         $17,624,791      66 100.00      $267,042    6.720   358.47   680    85.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Subsequent Periodic Rate Cap                 (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                 BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                     $3,639,092      15  20.65      $242,606    6.422   357.99   676    82.5
1.500                    $13,985,699      51  79.35      $274,229    6.798   358.59   681    86.0
-----------------------------------------------------------------------------------------------------------------------------------
                         $17,624,791      66 100.00      $267,042    6.720   358.47   680    85.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Lifetime Rate Floor                (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                 BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 6.000             $3,500,336      13  19.86      $269,257    5.745   358.36   685    80.8
6.001 - 7.000             $9,439,798      36  53.56      $262,217    6.500   358.42   679    85.5
7.001 - 8.000             $3,131,770      12  17.77      $260,981    7.509   358.47   674    86.3
8.001 - 9.000             $1,552,887       5   8.81      $310,577    8.665   359.03   684    91.8
-----------------------------------------------------------------------------------------------------------------------------------
                         $17,624,791      66 100.00      $267,042    6.720   358.47   680    85.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Next Interest Adjustment Date                (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                 BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
04/07                       $292,000       1   1.66      $292,000    6.850   355.00   697    80.0



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------



                                                        Las Vegas (Aggregate)
                                                           ARM $17,624,791
                                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date                 (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT    # OF   % OF       AVERAGE    GROSS   REMG.            ORIG
DESCRIPTION                 BALANCE    LOANS  TOTAL      BALANCE     WAC    TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
06/07                       $660,226       3    3.75     $220,075    5.974  357.00   671     84.0
07/07                     $3,347,747      15   18.99     $223,183    6.557  358.00   669     84.2
08/07                     $4,838,615      16   27.45     $302,413    6.749  359.00   684     84.4
06/08                       $245,250       1    1.39     $245,250    7.375  357.00   654     90.0
07/08                     $3,519,756      14   19.97     $251,411    6.524  358.00   678     83.6
08/08                     $4,214,697      14   23.91     $301,050    6.962  359.00   690     88.2
09/08                       $506,500       2    2.87     $253,250    7.449  360.00   653     90.0
-----------------------------------------------------------------------------------------------------------------------------------
                         $17,624,791      66  100.00     $267,042    6.720  358.47   680     85.3
-----------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.